UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 22, 2014

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711

(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1251
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Escalade’s wholly owned subsidiary, Indian Industries, Inc. has acquired substantially all of the business and assets of Cue and Case Sales’ billiard accessories business. Escalade believes these assets, including the acquired brands and trade names, will complement Escalade’s existing product lines in this category. This asset acquisition is not material to Escalade as it does not involve a significant amount of assets for financial reporting purposes.

On October 28, 2014 Escalade issued the press release attached as Exhibit 99.1 announcing the Cue and Case acquisition.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	Exhibit	Description
	99.1	Press release dated October 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2014	ESCALADE, INCORPORATED

By: /s/ DEBORAH J. MEINERT
Deborah J. Meinert, Vice President and Chief Financial Officer